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                       VANGUARD(R) U.S. SECTOR INDEX FUNDS

              SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 31, 2004

IMPORTANT INFORMATION ABOUT ADMIRAL(TM) SHARES

Vanguard is pleased to announce that the initial investment minimum for Admiral Shares has been lowered from $250,000 to $100,000, effective May 10, 2005.
     All prospectus references to the former investment minimums are hereby changed accordingly. In addition, the following change is made to the INVESTING WITH VANGUARD section of the prospectus, under Buying Shares.

ACCOUNT MINIMUMS FOR ADMIRAL SHARES
TO OPEN AND MAINTAIN AN ACCOUNT. $100,000.
TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by check, exchange, or electronic bank transfer (other than Automatic Investment Plan); $1,000 by wire.
     Vanguard reserves the right to increase or decrease the minimum amount required to open or maintain an account, or to add to an existing account, without prior notice.





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Vanguard Marketing Corporation, Distributor.                     PS5483   092005